UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

     Date of Report (Date of earliest event reported):      August 30, 2017

TWINLAB CONSOLIDATED HOLDINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-55181	46-3951742
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

4800 T-Rex Avenue, Suite 305, Boca Raton, Florida		33431
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code	(561) 443-5301

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Section 1 – Registrant’s Business and Operations

Item 1.01.     Entry into a Material Definitive Agreement.

Promissory Note and Amendment No. 13 to Credit and Security Agreement and Limited Consent

Great Harbor Capital

On August 30, 2017, Twinlab Consolidated Holdings, Inc. (the “Company”), Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, Nutrascience Labs, Inc., Nutrascience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, LLC, Innovita Specialty Distribution LLC, and Joie Essance, LLC (collectively with the Company referred to as the “Borrowers”) issued a Secured Promissory Note in favor of Great Harbor Capital LLC (“Great Harbor”), pursuant to which Great Harbor will loan the Borrowers the principal amount of $3,000,000 (the “Great Harbor Note”). The Great Harbor Note matures on August 29, 2020. Interest on the outstanding principal accrues at a rate of 8.5% per year. The principal of the Great Harbor Note is payable at maturity.

The Great Harbor Note provides that the Company issue into escrow in the name of Great Harbor a warrant to purchase an aggregate of 1,363,636 shares of Common Stock at an exercise price of $.01 per share (the “Great Harbor Warrant”).

The Great Harbor Warrant will not be released from escrow or be exercisable unless and until the Company fails to pay Great Harbor the entire unamortized principal amount of the Great Harbor Note and any accrued and unpaid interest thereon as of August 29, 2020 or such earlier date as is required pursuant to an Acceleration Notice (as defined in the Great Harbor Note).

The Company has reserved 1,363,636 shares of Common Stock for issuance under the Great Harbor Warrant. The Great Harbor Warrant, if exercisable, expires on August 30, 2023.

The Great Harbor Warrant is also subject to customary adjustments upon any recapitalization, capital reorganization or reclassification, consolidation, merger or transfer of all or substantially all of the assets of the Company.

The Great Harbor Warrant grants Great Harbor certain registration rights for the shares of Common Stock issuable upon exercise of the Great Harbor Warrant.

The forgoing descriptions of the (i) Great Harbor Note and the (ii) Great Harbor Warrant are qualified in their entirety by reference to the full text of such documents, which documents are exhibits to this Report.

Midcap Funding X Trust

As previously reported by the Company in the Company’s (i) Current Report on Form 8-K filed with the Securities and Exchange Commission (the “SEC”) on January 28, 2015, (ii) Current Report on Form 8-K filed with the SEC on February 9, 2015, (iii) Current Report on Form 8-K filed with the SEC on May 6, 2015, (iv) Current Report on Form 8-K filed with the SEC on July 7, 2015, (v) Current Report on Form 8-K filed with the SEC on September 15, 2015, (vi) Current Report on Form 8-K filed with SEC on October 8, 2015, (vii) Current Report on Form 8-K filed with the SEC on February 3, 2016, (viii) Current Report on Form 8-K filed with the SEC on April 11, 2016, and (ix) Current Report on Form 8-K filed with the SEC on August 16, 2016, the Company and its direct and indirect wholly owned subsidiaries, Twinlab Consolidation Corporation (“TCC”), Twinlab Holdings, Inc. (“THI”), Twinlab Corporation (“Twinlab”), ISI Brands Inc. (“ISI”), NutraScience Labs, Inc. (“NSL”), NutraScience Labs IP Corporation (“NSLIP”), Organic Holdings LLC (“Organic”), Reserve Life Organics, LLC (“Reserve”), Resvitale, LLC (“Resvitale”), Re-Body, LLC (“Re-Body”), Innovitamin Organics, LLC (“Innovitamin”), Organics Management LLC (“Organics Mgmt.”), Cocoawell, LLC (“Cocoawell”), Fembody, LLC (“Fembody”), Reserve Life Nutrition, L.L.C. (“Reserve Life”), Innovita Speciality Distribution, LLC (“Innovita”) and Joie Essance, LLC (“Joie” and with the Company, TCC, THI, Twinlab, ISI, NSL, NSLIP, Organic, Reserve, Resvitale, Re-Body, Innovitamin, Organics Mgmt., Cocoawell, Fembody, Reserve Life and Innovita, collectively, the “Twinlab Companies”), entered into a Credit and Security Agreement, dated January 22, 2015, with MidCap Financial Trust (“MidCap Trust”), with respect to which Credit and Security Agreement and all related agreements MidCap Trust immediately thereafter assigned all of its rights and interests to MidCap Funding X Trust (“MidCap”), an affiliate of MidCap Trust (as so assigned and subsequently amended by that certain Amendment No. 1 to Credit and Security Agreement and Limited Consent, dated as of February 4, 2015, that certain Amendment No. 2 to Credit Agreement and Limited Consent dated as of April 7, 2015, that certain Amendment No. 3 to Credit and Security Agreement and Limited Consent dated as of April 30, 2015, that certain Amendment No. 4 to Credit and Security Agreement and Limited Waiver dated as of June 30, 2015, that certain Amendment No. 5 to Credit and Security Agreement and Limited Consent, dated as of June 30, 2015, that certain Amendment No. 6 to Credit and Security Agreement, Limited Consent and Limited Waiver dated as of September 9, 2015, that certain Amendment No. 7 and Joinder Agreement to Credit and Security Agreement dated as of October 5, 2015, that certain Amendment No. 8 to Credit and Security Agreement dated as of January 28, 2016, that certain Amendment No. 9, dated as of April 5, 2016, Amendment No. 10 dated as of August 11, 2016, Amendment No. 11 dated as of September 1 2016, and Amendment No. 12 dated as of December 2, 2016 (the “Credit Agreement”).

On August 30, 2017, the Twinlab Companies and MidCap entered into Amendment No. 13 to Credit and Security Agreement (the “MidCap Thirteenth Amendment”). Pursuant to the MidCap Thirteenth Amendment, certain definitions related to the Great Harbor Note were added to the Credit Agreement and MidCap as Agent and Lender granted its consent to the grant of liens by the Borrowers in favor of Great Harbor solely to secure the subordinated debt so long as it is in compliance with the terms and conditions of the Credit Agreement.

The foregoing description of the MidCap Thirteenth Amendment is qualified in its entirety by reference to the full text of such document, which document is an exhibit to this Report.

Section 2 – Financial Information

Item 2.03     Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 regarding the Great Harbor Note is hereby incorporated into this Item 2.03 by reference.

Section 3 – Securities and Trading Markets

Item 3.02     Unregistered Sales of Equity Securities.

The information set forth in Item 1.01 regarding the Great Harbor Warrant is hereby incorporated by reference in answer to Item 3.02.

The Company issued the above-referenced Great Harbor Warrant to Great Harbor, respectively, in reliance upon the exemption from registration under Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), for private offerings not involving a public distribution. The Company believes that the issuance of the Great Harbor Warrant was exempt from the registration and prospectus delivery requirements of the Securities Act by virtue of Section 4(a)(2) of the Securities Act. The Great Harbor Warrant was issued directly by the Company and did not involve a public offering or general solicitation. Great Harbor was afforded an opportunity for effective access to the files and records of the Company that contained the relevant information needed to make its investment decision, including the Company’s financial statements and periodic reports under the Securities Exchange Act of 1934, as amended. The Company reasonably believed that Great Harbor, immediately prior to the issuance of the above-referenced Great Harbor Warrant had such knowledge and experience in the Company’s financial and business matters that it was capable of evaluating the merits and risks of its investment. Great Harbor had the opportunity to speak with the Company’s management on several occasions prior to its investment decision. There were no commissions paid on the issuance of the above-referenced Great Harbor Warrant.

Section 9 – Financial Statements and Exhibits

Item 9.01.     Financial Statements and Exhibits.

(d)     Exhibits

Exhibit No.	Description
10.171

Secured Promissory Note, dated August 30, 2017, issued by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, Nutrascience Labs, Inc., Nutrascience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, LLC, Innovita Specialty Distribution LLC, and Joie Essance, LLC in favor of Great Harbor Capital, LLC.

10.172	Warrant, dated August 30, 2017, by and between Twinlab Consolidated Holdings, Inc. and Great Harbor Capital, LLC.

10.173

Amendment No. 13 to Credit and Security Agreement and Limited Consent, dated as of August 30, 2017, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC, Joie Essance, LLC and MidCap Funding X Trust.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWINLAB CONSOLIDATED HOLDINGS, INC.

Date: September 6, 2017	By:	/s/ Alan S. Gever
Alan S. Gever
Chief Financial Officer and Chief Operating Officer

EXHIBIT INDEX

Exhibit No.	Description

10.171

Secured Promissory Note, dated August 30, 2017, issued by Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, Nutrascience Labs, Inc., Nutrascience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, LLC, Innovita Specialty Distribution LLC, and Joie Essance, LLC in favor of Great Harbor Capital, LLC.

10.172	Warrant, dated August 30, 2017, by and between Twinlab Consolidated Holdings, Inc. and Great Harbor Capital, LLC.

10.173

Amendment No. 13 to Credit and Security Agreement and Limited Consent, dated as of August 30, 2017, by and among Twinlab Consolidated Holdings, Inc., Twinlab Consolidation Corporation, Twinlab Holdings, Inc., ISI Brands Inc., Twinlab Corporation, NutraScience Labs, Inc., NutraScience Labs IP Corporation, Organic Holdings LLC, Reserve Life Organics, LLC, Resvitale, LLC, Re-Body, LLC, Innovitamin Organics, LLC, Organics Management LLC, Cocoawell, LLC, Fembody, LLC, Reserve Life Nutrition, L.L.C., Innovita Specialty Distribution, LLC, Joie Essance, LLC and MidCap Funding X Trust.